March 5, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Separate Account VA-5 (File No. 33-71746)

Dear Commissioner:

On behalf of Transamerica Occidental Life Insurance Company and Transamerica Life Separate Account VA-5 ("separate account"), incorporated by reference are the annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("Act"). The funds are as follows: American Century VP Capital Appreciation, Federated American Leaders Fund II, Federated Fund For U.S. Government Securities II, INVESCO VIF - High Yield Fund, INVESCO VIF - Industrial Income Fund, INVESCO VIF - Total Return Fund, Janus Aspen Growth Portfolio, Lexington Emerging Markets Fund, Schwab Money Market Portfolio, SteinRoe Capital Appreciation Fund and Strong Discovery Fund.

These annual reports are for the period ending December 31, 1997, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (213) 742-3126.

Very truly yours,



Susan Vivino
Paralegal

cc:      F. Bellamy, Esq.
         R. Fink, Esq.

Attachment







                           Federated American Leaders Fund II                           INVESCO-VIF
Entity:           Federated Fund for US Gov't. Securities II                    High-Yield/Industrial Income/Total Return
File #:           811-8042                                                      811-08038
Date of Filing:            02/20/98                                                     02/25/98
CIK #:                     912577                                                       912744
Accession #:               0000912577-98-000002                                         0000912744-98-000007

                           Janus Aspen Growth Portfolio                                 Lexington Emerging Markets Fund

Entity:           Janus Aspen Series                                            Lexington Emerging Markets Fund
File #:           811-07736                                                     811-8250
Date of Filing:            02/27/98                                                     02/27/98
CIK #:                     906185                                                       916764
Accession #:               0001012709-98-000065                                         0000201196-98-000036

                           SteinRoe Capital Appreciation Fund                           Schwab Money Market Portfolio

Entity:           SteinRoe Variable Investment Trust                            Schwab Money Market Portfolio
File #:           811-05199                                                     811-08314
Date of Filing:            02/27/98                                                     02/27/98
CIK #:                     815425                                                       918266
Accession #:               0000891804-98-000300                                         0000927356-98-000244

                           Strong Discovery Fund II                                     American Century VP
                                                                                        Capital Appreciation

Entity:           Strong Variable Investment Funds
File #:           811-6553                                                      811-5188
Date of Filing:            02/27/98                                                     02/19/98
CIK #:                     883644                                                       814680
Accession #:               0000883644-98-000007                                         0000814680-98-000004

